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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

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                                  JUNE 1, 2000
                        (Date of earliest event reported)


                             STARNET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                           33-13627                            75-2168244
(State or other jurisdiction of      (Commission file number)       (I.R.S. employer identification no.)
incorporation or organization)


                  17311 N. DALLAS PARKWAY, DALLAS, TEXAS 75248
                    (Address of principal executive offices)


                                  972-818-1212
                         (Registrant's telephone number,
                              including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As of May 31, 2000, Farmer, Fuqua, Hunt & Munselle, P.C., resigned as the Company's certifying accountant. During its tenure as certifying accountant for the Company, Farmer, Fuqua, Hunt & Munselle's report on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Farmer, Fuqua, Hunt & Munselle was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Board of Directors approved the engagement of Simonton, Kutac & Barnidge, LLP, as the Company's new principal accountant as of June 1, 2000.

ITEM 5. OTHER EVENTS.

         The corporation's principal headquarters have relocated to 17311 N. Dallas Parkway, Suite 350, Dallas, Texas 75248.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              16.1 --- Letter from Farmer, Fuqua, Hunt & Munselle, P.C., dated as of June 14, 2000, concerning its resignation as the registrant's certifying accountant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               STARNET FINANCIAL, INC.


Dated: June 14, 2000                           By: /s/ Kenneth F. Urbanus
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                                                  Kenneth F. Urbanus, President